UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2020

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
5.875% Senior Notes due 2046	OPINI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Office Properties Income Trust.

Item 8.01. Other Events.

On September 17, 2020, we agreed to sell $250.0 million aggregate principal amount of our 4.50% Senior Notes due 2025, or the Notes, in an underwritten public offering. The Notes constitute an additional issuance of the $400.0 million aggregate principal amount of our 4.50% Senior Notes due 2025 initially issued by Select Income REIT, or SIR, on February 3, 2015, which we assumed in connection with our acquisition of SIR in a merger transaction on December 31, 2018. The Notes are expected to be issued on or about September 24, 2020, and will be issued under our Indenture, dated as of February 3, 2015, or the Base Indenture, as supplemented by the First Supplemental Indenture thereto, dated as of February 3, 2015, or the First Supplemental Indenture, each between us (as successor to SIR) and U.S. Bank National Association, as trustee, or the Trustee, and as further supplemented by the Third Supplemental Indenture thereto, dated as of December 31, 2018, among SIR, us and the Trustee. The Notes are our senior unsecured obligations. The Notes are subject to certain restrictive financial and operating covenants, including covenants that restrict our ability to incur debts in excess of calculated amounts, including debts secured by mortgages on our properties, and require us to maintain certain financial ratios.

The Notes will be sold to the public at 101.414% of their principal amount. We expect to use the $251.3 million of net proceeds from the offering of the Notes (after deducting estimated offering expenses and underwriters’ discounts) to repay amounts outstanding under our revolving credit facility and for general business purposes.

The foregoing description of the covenants applicable to the Notes is qualified in its entirety by reference to such covenants as they appear in the First Supplemental Indenture or in the Base Indenture, which were filed as Exhibits 4.2 and 4.1, respectively, to SIR’s Current Report on Form 8-K, filed with the Securities and Exchange Commission, or SEC, on February 3, 2015, each of which is incorporated herein by reference.

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these engagements.

A prospectus supplement relating to the Notes will be filed with the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example:

•	We expect to issue and deliver the Notes on or about September 24, 2020. In fact, the issuance and delivery of the Notes is subject to various conditions and contingencies as are customary in underwriting agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, this offering may be delayed or may not be completed; and

•	Our current intent is to use the proceeds from the offering of the Notes to repay amounts outstanding under our revolving credit facility and for general business purposes. However, the receipt and use of the proceeds is dependent on the completion of this offering and may not occur.

The information contained in our filings with the SEC, including under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, identifies other important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of September 17, 2020, between the Company and the underwriters named therein, pertaining to the sale of up to $250.0 million in aggregate principal amount of the Company’s 4.50% Senior Notes due 2025. (Filed herewith.)

4.1	Indenture, dated as of February 3, 2015, between the Company (as successor to Select Income REIT) and U.S. Bank National Association. (Incorporated by reference to Select Income REIT’s Current Report on Form 8-K filed on February 3, 2015.)

4.2	First Supplemental Indenture, dated as of February 3, 2015, between the Company (as successor to Select Income REIT) and U.S. Bank National Association, including the form of 4.50% Senior Notes due 2025. (Incorporated by reference to Select Income REIT’s Current Report on Form 8-K filed on February 3, 2015.)

4.3	Third Supplemental Indenture, dated as of December 31, 2018, among Select Income REIT, the Company and U.S. Bank National Association. (Incorporated by reference to the Company’s Current Report on Form 8-K filed on December 31, 2018.)

5.1	Opinion of Sullivan & Worcester LLP. (Filed herewith.)

5.2	Opinion of Venable LLP. (Filed herewith.)

8.1	Opinion of Sullivan & Worcester LLP re: tax matters. (Filed herewith.)

23.1	Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Venable LLP (contained in Exhibit 5.2).

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Matthew C. Brown
Name:	Matthew C. Brown
Title:	Chief Financial Officer and Treasurer

Dated:  September 21, 2020

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